UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017 (July 11, 2017)

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On July 7, 2017, Cesca Therapeutics Inc. (the “Company”) entered into a transaction (the “SynGen Transaction”) in which a wholly owned subsidiary of the Company, ThermoGenesis Corp. (“ThermoGenesis”), acquired substantially all of the business and assets of SynGen Inc. (“SynGen”) pursuant to an Asset Acquisition Agreement, dated July 7, 2017, between ThermoGenesis and SynGen. On July 11, 2017, the Company filed a Current Report on Form 8-K describing the SynGen Transaction and stating that the financial statements and pro forma financial information, if any, required under Item 9.01 would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

SynGen Inc.’s audited consolidated financial statements as of and for the years ended December 31, 2016 and 2015 are attached hereto as Exhibit 99.2.  SynGen Inc.’s unaudited condensed consolidated financial statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 are attached hereto as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the Company, after giving effect to the SynGen Transaction and adjustments described in such pro forma financial information, for the year ended June 30, 2017, are attached hereto as Exhibit 99.4.

(d)	Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
2.1

Asset Acquisition Agreement, dated July 7, 2017, between SynGen Inc. and ThermoGenesis Corp (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K (File No. 333-82900) filed on July 11, 2017).*

10.1

Voting Agreement, dated July 7, 2017, among ThermoGenesis Corp., Cesca Therapeutics Inc., Bay City Capital Fund V, L.P., and Bay City Capital Fund V Co-Investment Fund, L.P. (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 333-82900) filed on July 11, 2017).

10.2

Investors’ Rights Agreement, dated July 7, 2017, among ThermoGenesis Corp., Bay City Capital Fund V, L.P., and Bay City Capital Fund V Co-Investment Fund, L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K (File No. 333-82900) filed on July 11, 2017).

10.3

Right of First Refusal and Co-Sale Agreement, dated July 7, 2017, among ThermoGenesis Corp., Cesca Therapeutics Inc., Bay City Capital Fund V, L.P., and Bay City Capital Fund V Co-Investment Fund, L.P. (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 333-82900) filed on July 11, 2017).

10.4	Amended and Restated Certificate of Incorporation of ThermoGenesis Corp. (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K (File No. 333-82900) filed on July 11, 2017).

23.1	Consent of Moss Adams LLP.

99.1	Press Release, dated July 10, 2017 (incorporated by reference to Exhibit 99.1 to the Company’s Form 8-K (File No. 333-82900) filed on July 11, 2017).

99.2	SynGen Inc.’s audited consolidated financial statements for the years ended December 31, 2016 and 2015.

99.3	SynGen Inc.’s unaudited condensed consolidated financial statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016.

99.4	Unaudited pro forma condensed combined financial information for the year ended June 30, 2017.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Dated: September 22, 2017	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer

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